                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 1, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

       0-24260                                           11-3131700
      --------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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 ITEM 5.          OTHER EVENTS

                           On March 1, 2001, Amedisys, Inc., "the Company"
                  issued a press release attached hereto as Exhibit 99.1 to announce quarter and year ended December 31, 2000 operating results.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibit
                             No.
                                                                            Page
                                                                            ----
                          99.1(i)  Press Release dated March 1, 2001
                          announcing quarter and year ended December 31,
                          2000 operating results........................... A-1

                          (i) Filed herewith.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:  /s/ John M. Joffrion
   ---------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: March 1, 2001

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                               INDEX TO EXHIBITS



Exhibit
 No.          Description
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
99.1(i)       Press Release dated March 1, 2001 announcing quarter and year ended December 31, 2000 operating results

(i) Filed herewith.